SCOUT INVESTMENTS

Scout Mid Cap Fund (UMBMX)	SUMMARY PROSPECTUS
October 31, 2017

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund online at scoutinv.com.  You can also get this information at no cost by calling 1-800-996-2862 or by sending an e-mail request to scoutfunds@scoutinv.com.  The Fund's Prospectus and Statement of Additional Information, both dated October 31, 2017, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the web site, phone number or e-mail address noted above.

On April 20, 2017, UMB Financial Corporation ("UMB") announced that it signed a definitive agreement to sell Scout Investments, Inc. ("Scout") to Carillon Tower Advisers, Inc. ("CTA") (the "Transaction"). Scout is a wholly owned subsidiary of UMB and the investment adviser to the Scout Funds (the "Scout Trust" and its series, the "Scout Funds").  As a part of the Transaction, the parties agreed to seek to reorganize the Scout Funds into newly created series of the Carillon Series Trust or the Eagle Series Trust (the "Carillon Trust"). At an in-person meeting held on May 24-25, 2017, the Board of Trustees of the Scout Trust approved the proposed reorganizations of the Scout Funds into corresponding series of the Carillon Trust (the "Carillon Funds") pursuant to an Agreement and Plan of Reorganization and Termination (the "Plan of Reorganization").  The Carillon Funds will be advised by CTA and sub-advised by Scout upon completion of the Transaction.  At an in-person meeting held on June 12, 2017, the Board of Trustees of the Carillon Trust, on behalf of the Carillon Funds, approved the Plan of Reorganization.

The reorganizations approved by the Scout Funds Board include the transition of each of the Scout Funds into the CTA mutual fund platform by transferring the assets and liabilities of each Scout Fund to a newly formed series of the Carillon Trust with substantially similar investment objective(s), principal investment strategies and risks as the corresponding Scout Fund.  The reorganizations are not expected to change the manner in which each Scout Fund is managed, and it is anticipated that the portfolio managers responsible for managing the Scout Funds will be the portfolio managers for the Carillon Funds. If approved by shareholders of the Scout Fund, the corresponding Carillon Fund would receive the assets and liabilities of the Scout Fund as of the effective date of the reorganization and thereafter would be open for sale to the public.

Each of the reorganizations is conditioned on the closing of the Transaction, which is expected to occur as of the close of business on November 3, 2017 or on a later date that the Scout Trust and the Carillon Trust agree upon, subject to requisite shareholder and regulatory approvals. In addition, before any of the reorganizations can occur, it would need to be approved by the shareholders of the Scout Fund. The Transaction itself is contingent on the approval of the reorganizations by shareholders of each Scout Fund other than the Scout Low Duration Bond Fund, as well as the satisfaction of other closing conditions.

Shareholders of the Scout Funds who owned shares as of July 24, 2017 received the Proxy Statement and Prospectus relating to the Special Meeting of Shareholders of each of the Scout Funds that was held on October 20, 2017.  At the October 20, 2017 meeting, shareholders of the Scout Small Cap Fund, Scout Core Plus Bond Fund and Scout Unconstrained Bond Fund approved the reorganizations.  The meeting was adjourned with respect to the Scout International Fund, Scout Mid Cap Fund, Scout Core Bond Fund and Scout Low Duration Bond Fund.  Detailed information on the reorganizations is contained in the Proxy Statement and Prospectus and other proxy materials filed with the U.S. Securities and Exchange Commission (the "SEC"). The foregoing disclosure is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the reorganizations, nor is it a solicitation of a proxy from any shareholder of the Scout Funds.

INVESTMENT OBJECTIVE
The investment objective of the Scout Mid Cap Fund (the "Fund") is long-term growth of capital.
FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Distribution (12b-1) Fees	None
Other Expenses	0.25%
Total Annual Fund Operating Expenses	1.03%

Example:  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Mid Cap Fund	$105	$328	$569	$1,259

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 87% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing primarily in common stocks of mid cap companies. Under normal circumstances, at least 80% of the Fund's net assets will be invested in mid cap equity securities. Any change in this 80% policy approved by the Fund's Board of Trustees (the "Board") may not take effect until shareholders have received written notice of the change at least sixty days before it occurs. Mid cap equity securities are securities issued by companies that fall within the market capitalization range of the Russell Midcap® Index (the "Index") at the time of purchase. As of September 30, 2017, the market capitalization range for the Index was approximately $1.46 billion to $41.94 billion.  The Fund maintains a portfolio of investments diversified across companies and economic sectors.
The equity securities in which the Fund invests include common stocks, depositary receipts, preferred stocks, convertible securities, warrants and other rights, and real estate investment trusts ("REITs").
How does the Fund choose securities in which to invest? Scout Investments, Inc. (the "Advisor") normally invests the Fund's assets in a diversified portfolio of equity securities.  The Advisor seeks to invest in the securities of companies that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. In making investment decisions, the Advisor may consider fundamental factors such as cash flow, financial strength, profitability, statistical valuation measures, potential or actual catalysts that could move the share price, accounting practices, management quality, risk factors such as litigation, the estimated fair value of the company, general economic and industry conditions, and additional information as appropriate.
The Fund will invest primarily in securities of U.S. companies, but may invest up to 20% of the portfolio in foreign companies, including those located in developing countries or emerging markets; American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs").
The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the Fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.
MAIN RISKS
As with any mutual fund, there is a risk that you could lose money by investing in the Fund.  The shares offered by this Prospectus are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. ("UMB") or any other banking institution.  They are not federally insured by the Federal Deposit Insurance Corporation or any other United States government agency.  These shares involve investment risks, including the possible loss of the principal invested.
Market Risks: The Fund normally invests in equity securities.  Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time, sometimes rapidly and unpredictably.  When the value of the Fund's equity securities goes down, your investment in the Fund decreases in value. Different types of investments shift in and out of favor depending on market and economic conditions that may affect individual companies or industries, or the securities market as a whole.  At various times, stocks will be more or less favorable than bonds, and small company stocks will be more or less favorable than large company stocks.  U.S. and international equity markets have experienced volatility in recent years in response to economic and market conditions.  During a general downturn in the economy and securities markets, multiple asset classes may be negatively affected.  Because of this, the Fund will perform better or worse than other types of funds depending on what is in favor, and the value of the Fund may go down.
Mid Cap Company Risks: The Fund invests primarily in mid cap companies.  Generally, mid cap companies, which are often less seasoned, have more potential for rapid growth. However, they often involve greater risk than large cap companies and these risks are passed on to funds that invest in them. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid cap companies are generally more volatile than the securities of larger, more established companies. Investments in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.
Mid cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a mid cap company stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time.

While these risks cannot be eliminated, the Advisor tries to minimize risk by diversifying the Fund's investments across different companies and economic sectors.
Value Investing Risks: The Fund can utilize a value bias in choosing the securities for the Fund's portfolio. A value stock is one that trades at an attractive price relative to the company's intrinsic value as perceived by the Advisor. A value stock may not increase in price as anticipated by the Advisor if other investors fail to recognize the company's value or the factors that the Advisor believes will increase the price of the security do not occur.
Growth Investing Risks: The Fund can utilize a "growth investing style" in choosing securities for the Fund's portfolio. A growth stock is stock of a company which is growing earnings and/or revenue faster than its industry or the overall market. A slower growth or recessionary economic environment could have an adverse effect on the price of growth stocks. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may go in and out of favor. At times when the growth investing style used is out of favor, the Fund may underperform other equity funds that use different investing styles.
REIT Risks: The Fund may invest in REITs. The performance of equity REITs may be affected by any changes in the value of the underlying properties owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers and owners of properties and passes any interest income earned to its shareholders. REITs may be affected by the quality of any credit extended, and changes in interest rates, including spreads between long-term and short-term interest rates.  By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.
International Investing Risks: International investing typically involves more risks than investing in domestic securities. If a security owned by the Fund is denominated in a foreign currency, the value of the foreign currency may fluctuate relative to the U.S. dollar and cause a loss to the Fund.  Furthermore, investing in foreign securities includes risks associated with internal and external political and economic developments, such as the risk that political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions.  International markets may be less liquid, sometimes making it harder to sell a security, and more volatile. In addition, foreign companies may not be subject to comparable accounting, auditing and financial reporting standards as U.S. companies, and therefore, information about the foreign companies may not be readily available.  Although not typically subject to currency exchange rate risk, depositary receipts may be subject to the same risks as foreign securities generally.
To the extent the Fund invests a significant portion of its assets in a single country or region, the Fund may be subject to increased risk associated with the country or region. The risks of investing in foreign securities may be increased if the investments are located in developing countries or emerging markets.  Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. These risks are inherently passed on to the company's shareholders, including the Fund, and in turn, to the Fund's shareholders.
As markets become more globalized, many U.S. companies are increasing international business operations and are subject to international investing risks. Funds that invest in larger U.S. companies, such as the Fund, are subject to some degree of international risk as a result of these holdings and, to a lesser degree, as a result of owning direct or indirect interests in foreign companies (typically large multi-national companies).
Portfolio Turnover Risks: The Fund has historically experienced portfolio turnover in excess of 100%. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund's total rate of return. In addition, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income.
Management Risks: The Fund is subject to management risk as an actively managed investment portfolio and depends on the decisions of the portfolio managers to produce the desired results.
PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's returns have changed from year to year.  The table shows how the Fund's average annual returns for 1, 5 and 10 year periods compare with those of a broad market benchmark index.  Keep in mind that past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.scoutinv.com or by calling 1-800-996-2862.
Annual Total Return as of December 31 of Each Year
2007	2008	2009	2010	2011
21.94%	-35.10%	47.16%	27.89%	0.32%

2012	2013	2014	2015	2016
9.89%	37.68%	4.09%	1.41%	18.31%
During the periods shown in the bar chart above the Fund's highest quarterly return was 23.59% (quarter ended June 30, 2009) and the Fund's lowest quarterly return was -22.07% (quarter ended September 30, 2008).
Year-to-date return (through September 30, 2017): 15.43%
Average Annual Total Return as of December 31, 2016
	1 Year	5 Years	10 Years
Return Before Taxes	18.31%	13.57%	10.94%
Return After Taxes on Distributions	17.64%	11.52%	9.41%
Return After Taxes on Distributions and Sale of Fund Shares	10.90%	10.46%	8.60%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	13.80%	14.72%	7.86%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
INVESTMENT ADVISOR AND PORTFOLIO MANAGERS
The Fund's investment advisor is Scout Investments, Inc.

Portfolio Manager	Title	Experience Managing the Fund
G. Patrick Dunkerley Derek M. Smashey John A. Indellicate II	Lead Portfolio Manager of the Fund Co-Portfolio Manager of the Fund Co-Portfolio Manager of the Fund	Since its inception Since its inception Since June 2011
Jason J. Votruba	Co-Portfolio Manager of the Fund	Since October 2013
PURCHASE AND SALE OF FUND SHARES
Shareholders may purchase and sell shares of the Fund on each day that the Fund is open for business, which is normally any day that the New York Stock Exchange is open for unrestricted trading.
Type of Account	Initial Minimum Purchase	Additional Minimum Purchase
Regular (Individual, joint, corporate or trust)	$1,000	$100
IRA (including spousal, Roth & SEP IRAs and Coverdell Education Savings Accounts)	$100	$100
Gifts to Minors (UGMA/UTMA)	$250	$100
Automatic Investment Plan	$100	$50
Exchanges	$1,000	$1,000

You may purchase, redeem or exchange shares by regular mail (Scout Funds, P.O. Box 1241, Milwaukee, WI 53201-1241), overnight courier (Scout Funds, 235 West Galena Street, Milwaukee, WI 53212-3948), telephone (1-800-996-2862) or online (www.scoutinv.com).
TAX INFORMATION
The Fund's distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

.

SCOUT INVESTMENTS

P.O. Box 1241
Milwaukee, WI 53201-1241
1-800-996-2862
scoutfunds@scoutinv.com
scoutinv.com

SCOUT, SCOUT INVESTMENTS, SEE FURTHER, the Scout design, and the Ribbon design – Reg. U.S. Tm. Off.